SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2003


                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-29299                                                41-1457090
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)


                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 944-7777
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         In a press release issued on October 8, 2003, the Registrant announced that the next annual meeting of its shareholders will take place on December 18, 2003. Only shareholders of record as shown on the books of the Registrant at the close of business on November 6, 2003 will be entitled to vote at the annual meeting or any adjournment thereof. The Registrant intends to file its proxy statement with the Securities and Exchange Commission on November 10, 2003, and to mail the proxy statement to its shareholders on the same day.

         The Registrant advanced the date for its annual meeting by more than 30 calendar days from its last annual meeting that was held on February 4, 2003. Any shareholder who wants to submit a shareholder proposal for inclusion into the Company's proxy material has to do so a reasonable time prior to the printing and mailing of the Company's proxy statement.

         The full text of the press release is set forth in Exhibit 99 attached hereto and incorporated in this Report as if fully set forth herein.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CORVU CORPORATION


                                              By    /s/ David C. Carlson
                                                 ------------------------------
Date: October 8, 2003                             David C. Carlson
                                                  Chief Financial Officer

EXHIBIT INDEX

                                CorVu Corporation
                             Form 8-K Current Report




Exhibit Number             Description

         99                Press release dated October 8, 2003